UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2013

ONLINE INTERNET NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54607	27-3195252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9528 Miramar Rd., Suite 135, San Diego, CA	92126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 613-9099

Copies of Communications to:
Stoecklein Law Group, LLP
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

Our board of directors has unanimously passed a resolution to cease its voluntary reporting in lieu of filing the Company’s annual report on Form 10-K, by filing a Certification and Notice of Suspension of Duty to File Reports under Sections 13 and 15(d) on Form 15 with the Securities and Exchange Commission (“SEC”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Internet Network, Inc.

By: /s/ Jeanette Lucas
Jeanette Lucas, Chief Executive Officer

Date: May 13, 2013